Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Analysis of income and expense [abstract]
Net gain arising on financial assets designated as FVTPL	$ 10,509	$ 7,991	$ 7,137
Interest income	3,458	5,279	3,772
Changes in FV of contingent consideration	22,470
Others, net	2,978	2,735	2,958
Total	$ 39,415	$ 16,005	$ 13,867